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                                                                   EXHIBIT 10(S)



              STOCK-ONLY STOCK APPRECIATION RIGHT AWARD CERTIFICATE


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Award Number:                           Award Date:
             -----------------------               -------------------------

Expiration Date:                        Number of Stock-Only
                --------------------    Stock Appreciation Rights:
                                                                  --------------
Fair Market Value of a Share            1st Tranche Vesting Date:
Exercise Price (the "Exercise                                    ---------------
Price"):                                2nd Tranche Vesting Date:
        ----------------------------                             ---------------
                                        3rd Tranche Vesting Dare:
                                                                 ---------------

     THIS CERTIFIES THAT P. H. Glatfelter Company, a Pennsylvania corporation (the "Company"), has on the Award Date specified above granted to

[FIRST_NAME] [LAST_NAME]

     (the "Participant") an award (the "Award") to receive that number of Stock-Only Stock Appreciation Rights ("SOSARs") indicated above in the box labeled "Number of Stock-Only Stock Appreciation Rights," each SOSAR representing the right to receive a payment of Shares having a Fair Market Value equal to the amount of appreciation, if any, in the Fair Market Value of one share of Common Stock from the date of grant of a SOSAR to the date of its exercise, subject to certain restrictions and on the terms and conditions contained in this Award Certificate and the Company's 2005 Long-Term Incentive Plan (the "Plan"). In the event of any conflict between the terms of the Plan and this Award Certificate, the terms of the Plan will prevail. Any capitalized terms not defined herein will have the meaning set forth in the Plan.

                                     * * * *

1. Rights of the Participant with Respect to the Stock-Only Stock Appreciation Rights.

     (a) No Shareholder Rights. The SOSARs granted pursuant to the Plan do not and will not entitle the Participant to any rights of a holder of Common Stock. The rights of the Participant with respect to the SOSARs will remain forfeitable at all times prior to the date on which such rights become vested, in accordance with Sections 2, 3 or 4.

     (b) Expiration of Stock-Only Stock Appreciation Rights. Each SOSAR was granted on Award Date indicated above and will expire on Expiration Date indicated above (based on a ten-year expiration term). Notwithstanding
     Section 4, no SOSAR will be exercisable after the Expiration Date.
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2.   Vesting. One-third (1/3) of the total amount of SOSARs awarded will vest and become exercisable on the first, second and third anniversaries of the Award Date if the Participant remains continuously employed by the Company or any of its subsidiaries until the respective vesting dates. In the event that the vesting schedule set forth above yields a fractional number of SOSARs, the number of SOSARs subject to vesting in any given year will be rounded down to the nearest number of SOSARs.

3. Early Vesting Upon Change in Control. Notwithstanding the other vesting provisions contained in Section 2, but subject to the other terms and conditions set forth herein, in the event of a Change in Control, all of the SOSARs will become immediately and unconditionally vested.

4.   Forfeiture or Early Vesting Upon Termination of Employment.

     (a) Termination of Employment for Cause. If the Company or any of its subsidiaries terminates the Participant's employment for Cause, then all outstanding SOSARs, whether vested or unvested, will be immediately and irrevocably forfeited.

     (b) Death, Disability or Retirement. Upon the death, Disability or Retirement of a Participant while employed by the Company or any of its subsidiaries, then an amount of unvested SOSARs shall vest equal to a percentage, the numerator of which equals the number of days that have elapsed as of the date of death or Retirement or the date on which such Disability commenced (such date to be determined by the Compensation Committee in its sole discretion) in the vesting restriction period for each 1/3 tranche, and the denominator of which equals the total number of days in each such vesting restriction period and all vested SOSARs will be exercisable for three years from the date of such death, Disability or Retirement. In the event that the vesting set forth above yields a fractional number of SOSARs, the number of SOSARs subject to vesting in any given year will be rounded down to the nearest number of SOSARs. All unvested SOSARs (after giving effect to the foregoing sentence) on the date of such death, Disability or Retirement will be immediately and irrevocably forfeited.

     (c) Other Termination. If a Participant ceases to be an employee of the Company or any of its subsidiaries for reasons other than death, Disability, Retirement or involuntary Termination for Cause (an "Other Termination"), then, for a period of ninety days following such Other Termination, the Participant may exercise any SOSARs that vested prior to such Other Termination. All unvested SOSARs on the date such Other Termination will be immediately and irrevocably forfeited.

5. Exercise of Stock-Only Stock Appreciation Rights. Any SOSAR may be exercised at any time during the period commencing with the first date such SOSAR has vested under the vesting schedule set forth in Section 2 above, or as otherwise provided for in Sections 3 and 4 above, and ending on the Expiration Date, or as otherwise provided in Section 4 above (the "SOSAR Term"). A Participant may exercise the SOSAR for all or part of the number of Shares which he or she is eligible to exercise under the terms of the SOSAR. Upon exercise of a vested SOSAR, the Participant will receive Shares having a Fair Market Value equal to the excess, if

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any, of the Fair Market Value of a Share on the date of exercise over amount indicated above in the box labeled "Exercise Price."

6. Method of Exercise. SOSARs may be exercised by delivering written notice to the Company during the SOSAR Term which notice must state the Participant's election to exercise the SOSARs, the number of SOSARs being exercised and such other representations and agreements as to the Participant's investment intent with respect to such SOSARs as may be required pursuant to the provisions of the Plan. The written notice must be signed by the Participant, or, in the event of the exercise of a SAR following the death of the Participant pursuant to Section 4, by the legal representative of the Participant's estate.

7. Delivery of Shares. Upon the exercise of a SOSAR, the Company will issue or deliver to the Participant certificates for the number of Shares the Participant is entitled to receive under the terms of this Award Certificate as soon as practicable; and, when possible, in the same calendar year. The Company will not deliver any fractional share of Common Stock but will instead round down to the next full number the amount of Shares to be delivered.

8. Restriction on Transfer. No SOSARs will be transferable by the Participant otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Award Certificate, and all SOSARs will be exercisable, during the Participant's lifetime, only by the Participant.

9.   Tax Matters.


     (a) In order to comply with all applicable federal, state and local tax laws or regulations, the Company may take such actions as it deems appropriate to ensure that all applicable federal, state and local payroll, withholding, income or other taxes are withheld or collected from the Participant.

     (b) In accordance with the terms of the Plan, and such rules as may be adopted by the Committee under the Plan, the Participant may elect to satisfy the Participant's federal, state and local tax withholding obligations arising from the receipt of or the vesting of the SOSARs, by
     (i) delivering cash, check or money order payable to the Company, or (ii) having the Company withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes. The Participant's election must be made on or before the date that any such withholding obligation with respect to the SOSARs arises. If the Participant fails to timely make such an election, the Company will have the right to withhold a portion of the Shares otherwise to be delivered having a Fair Market Value equal to the amount of such taxes.

10.  Miscellaneous.

     (a) The Plan does not confer on the Participant any right with respect to the continuance of any relationship with the Company or its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such relationship at any time.


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     (b) The Company will not be required to deliver any Shares upon exercise of any SOSARs until the requirements of any federal or state securities laws, rules or regulations or other laws or rules (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

     (c) An original record of the Award and all the terms thereof, executed by the Company, will be held on file by the Company. To the extent there is any conflict between the terms contained in the Award Certificate and the terms contained in the original record held by the Company, the terms of the original record held by the Company will control.

11.  Certain Definitions.


     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean (i) an act or acts of personal dishonesty taken by the Participant and intended to result in substantial personal enrichment of the Participant at the expense of the Company, (ii) the Participant's willful, deliberate and continued failure to substantially perform for the Company the normal material duties related to Participant's job position which are not remedied in a reasonable period of time after receipt of written notice from the Company, (iii) violation by the Participant of any of the Company's policies, including, but not limited to, policies regarding sexual harassment, insider trading, confidentiality, non-disclosure, non-competition, non-disparagement, substance abuse and conflicts of interest and any other written policy of the Company, which violation could result in the termination of the Participant's employment; or (iv) the conviction of the Participant of a felony.

     (c) "Change in Control" shall mean:

          (i) The acquisition, directly or indirectly, other than from the Company, by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding, for this purpose, the Company, its subsidiaries, any employee benefit plan of the Company or its subsidiaries, and any purchaser or group of purchasers who are descendants of, or entities controlled by descendants of, P.H. Glatfelter which acquires beneficial ownership of voting securities of the Company) (a "Third Party") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors who are directors at the time of such vote shall be, for purposes of this Award Certificate, an Incumbent Director; or


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          (iii) Consummation of (i) a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation (other than the acquiror) do not, immediately thereafter, beneficially own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities entitled to vote generally in the election of directors, or (ii) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (whether such assets are held directly or indirectly) to a Third Party.

     In addition to the foregoing, a Change in Control with respect to an individual Participant shall be deemed to occur if the Participant's employment with the Company is terminated prior to the date on which a Change in Control occurs, and it is reasonably demonstrated that such termination (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or anticipation of a Change in Control."

     Notwithstanding the foregoing, an event shall not constitute a Change in Control hereunder unless the event also satisfies the definition of a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, under Section 409A(a)(2)(A)(v) of the Code and the regulatory guidance issued thereunder.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean the Compensation Committee of the Board consisting of three or more Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time, and an "outside director" within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, as in effect from time to time.

     (f) "Disability" shall mean a disability due to any medically determinable physical or mental impairment that prevents a Participant from engaging in any substantial gainful activities, and that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Disability shall be determined by the Committee in its sole discretion, which may engage a physician of its own choosing to assist in the determination. The Committee may, in its discretion, determine that a Participant is deemed disabled if determined to be totally disabled by the Social Security Administration.

     (g) "Fair Market Value," shall mean, as of any date, (i) the closing sales price on such day, or if such day is not a business day, on the immediately preceding business day, of a Share as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading; or (ii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a Share shall not be so reported or furnished, the Fair Market Value of a Share shall be determined by the Committee in good faith.


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     (h) "Participant" shall mean an eligible individual to whom an award has been made.

     (i) "Retirement" shall mean a Participant's retirement from employment with the Company and all affiliates on or after attaining age 65, or after attaining age 62 with 30 Benefit Years, which entitles the Participant to an Normal or Late Retirement benefit, or to an unreduced Early Retirement benefit, under the terms of the Glatfelter Retirement Plan for Salaried Employees or the Glatfelter Retirement Plan for Hourly Employees.

     (h) "Share" shall mean a share of common stock, par value $.01 per share (as such par value may be adjusted from time to time), of the Company.

A copy of the 2005 Long-Term Incentive Plan is attached to this Award
Certificate.

                                                                      GLATFELTER





                                                     ---------------------------



March    , 2007
      ---


By my signature below, I hereby acknowledge receipt of this Award Certificate on the date shown above, which is made pursuant to the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of this Award Certificate and the Plan.





Signature:                                  Date:
           --------------------                   --------------------



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